SEVENTH AMENDED AND RESTATED PROMISSORY NOTE

$15,700,000.00	As of July 30, 2009

Bluegreen Corporation, a Massachusetts corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33341
(Hereinafter referred to as “Bluegreen Corporation”)

Bluegreen Resorts Management, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas), a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P., a Delaware limited partnership
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Carolina National Golf Club, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisure Capital Corporation, a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen West Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Interiors, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

New England Advertising Corporation, a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Guaranty Corporation, a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Jordan Lake Preserve Corporation, a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisure Communication Network, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Managed Assets Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

travelheads, inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Encore Rewards, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisurepath, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Realty, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Texas Homesite Realty, Inc., a Texas corporation
f/k/a Mystic Shores Realty, Inc.
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Brickshire Realty, Inc., a Virginia corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Catawba Falls, LLC, a North Carolina limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Preserve at Jordan Lake Realty, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Purchasing & Design, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Great Vacation Destinations, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Lake Ridge Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Texas, L.P., a Delaware limited partnership
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Pinnacle Vacations, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Georgia, LLC, a Georgia limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Realty Tenn, Inc., a Tennessee corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bentwater Realty, Inc., a Texas corporation
f/k/a Mountain Lakes Realty, Inc.
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Nevada, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Family Fun Company, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Mineral Holdings, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Texas Hill Country Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Construction, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Houston – I, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Acquisition Corp., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431
(Individually and/or collectively, jointly and severally the “Borrower”)

Wachovia Bank, National Association
225 Water Street
Jacksonville, Florida 32202
(Hereinafter referred to as “Bank”)

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of FIFTEEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($15,700,000.00) or such sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Seventh Amended and Restated Promissory Note (including all renewals, extensions or modifications hereof, (“Note”).

RENEWAL/MODIFICATION. This Note amends, restates, extends and supersedes in its entirety that certain Sixth Amended and Restated Promissory Note dated August 8, 2007 (the “Original Promissory Note”), evidencing a principal amount of $20,000,000.00 of which $15,700,000.00 is currently outstanding, the original of which is attached to this Note. Should there be any conflict between any of the terms of the Original Promissory Note and the terms of this Note, the terms of this Note shall control. This Note is not a novation.

LOAN AGREEMENT. This Note is subject to the provisions of that certain Sixth Amended and Restated Loan Agreement between Bank and Borrower dated August 8, 2007, as modified by that certain Amendment and Ratification of Sixth Amended and Restated Loan Agreement and Other Loan

Documents dated of even date herewith (as the same may be further amended or modified from time to time, the “Loan Agreement”).

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 1.75%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate (“Interest Rate”). “LIBOR Market Index Rate”, for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate Successor Page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% (“Default Rate”). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period (“Actual/360 Computation”). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) rate for a year’s period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

REPAYMENT TERMS/MATURITY. This Note shall be due and payable in consecutive monthly payments of accrued interest only, commencing on August 31, 2009, and continuing on the last day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on October 30, 2009 (the “Maturity Date”).

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. Loan Documents. The term “Loan Documents” used in this Note and the other Loan Documents refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any letters of credit issued pursuant to any loan agreement to which this Note is subject, any applications for such letters of credit and any other documents executed in connection therewith or related thereto,and may include, without limitation, the Loan Agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. § 101). Obligations. The term “Obligations” used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements (as defined in 11 U.S.C. § 101) between Borrower and Bank whenever executed. Certain Other Terms. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank’s right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS’ FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank’s reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default (“Default”) under this Note shall exist: Nonpayment; Nonperformance. The failure of timely payment or performance of the Obligations or Default under this Note not paid within five (5) days of the applicable due date or the failure of timely performance of any other Obligations under any other Loan Document, not cured within fifteen (15) days after written notice from Bank to Borrower. Borrower’s right to cure shall be applicable only to curable defaults and shall not apply, without limitation, to Defaults based upon False Warranty or Cessation; Bankruptcy or any financial covenant. False Warranty. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. Cross Default. At Bank’s option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates, (“Affiliate” shall have the meaning as defined in 11 U.S.C. § 101, except that the term “Borrower” shall be substituted for the term “Debtor” therein; “Subsidiary” shall mean any business in which Borrower holds, directly or indirectly, a controlling interest), which is not cured within the applicable cure period. Cessation. The dissolution of, termination of existence of, loss of good standing status by, Borrower, its Subsidiaries or Affiliates, if any (excluding any shareholder of Bluegreen Corporation), or any party to the Loan Documents. Notwithstanding the foregoing, it shall not be a Default if any Borrower (other than Bluegreen Corporation) (i) voluntarily dissolves or merges into, or consolidates with, another Borrower, (ii) converts into another form of entity, so long as it is ultimately controlled by Bluegreen Corporation, or (iii) is administratively dissolved by the jurisdiction of its formation so long as, upon learning of such dissolution, its existence and good standing in such jurisdiction are promptly reinstated. Bankruptcy. The dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries or Affiliates, if any (excluding any shareholder of Bluegreen Corporation), or any party to the Loan Documents. Material Capital Structure or Business Alteration. Without prior written consent of Bank, (i) the sale of substantially all of the business or assets of Borrower or a material portion (25% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions, unless such stock sale is to any existing shareholder owning more than 26% of the stock of Bluegreen Corporation; or (ii) should any Borrower enter into any merger or consolidation other than with another Borrower or any of Borrower’s Subsidiaries or Affiliates or with any existing shareholder owning more than 26% of the stock of Bluegreen Corporation. Material Capital Structure or Business Alteration of Borrower’s Subsidiaries or Affiliates. Borrower’s failure to provide Bank with an annual report detailing (in such detail as required by bank) any of the following transactions: (i) a material alteration in the kind or type of Borrower’s Subsidiaries’ or Affiliates’ business; (ii) the sale of substantially all of the business or assets of any of Borrower’s Subsidiaries or Affiliates, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower’s Subsidiaries or Affiliates or any guarantor, or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions (excluding sales to another Borrower or any of Borrower’s Subsidiaries or Affiliates or with any existing shareholder owning more than 26% of the stock of Bluegreen Corporation); (iii) Borrower’s Subsidiaries’ or Affiliates’ acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity (excluding sales to another Borrower or any of Borrower’s Subsidiaries or Affiliates); or (iv) should any of Borrower’s Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation other than with another one of Borrower’s Subsidiaries or Affiliates or with any existing shareholder owning more than 26% of the stock of Bluegreen Corporation.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, not cured within the applicable cure period, Bank may at any time thereafter, take the following actions: Bank Lien. Foreclose its security interest or lien against Borrower’s accounts without notice. Acceleration Upon Default. Accelerate the maturity of this Note and, at Bank’s option, any or all other Obligations, whereupon this Note and the accelerated Obligations shall be immediately due and payable. Cumulative. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower’s financial condition. Such information shall be true, complete, and accurate.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time until the maturity hereof (each an “Advance” and together the “Advances”), so long as the total principal balance outstanding under this Note at any one time does not exceed the principal amount stated on the face of this Note, subject to the limitations described in the Loan Agreement to which this Note is subject. Bank’s obligation to make Advances under this Note shall terminate during any period Borrower is in Default. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

If Borrower subscribes to Bank’s cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank and Borrower. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Except as otherwise provided, each Borrower liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, or renew this Note for any period, and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or any other Loan Document and without affecting the liability of Borrower or any person who may be liable under this Note or any other Loan Document.

MISCELLANEOUS PROVISIONS. Assignment. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank’s interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank’s prior written consent is null and void. Any assignment shall not release Borrower from the

Obligations. Applicable Law; Conflict Between Documents. This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Bank’s address shown above without regard to that state’s conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. Borrower’s Accounts. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower’s accounts with Bank and any of its affiliates. Jurisdiction. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank’s address shown above. Severability. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. Notices. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower’s address shown above (attention Borrower’s Corporate General Counsel) or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank’s office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower’s address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. Plural; Captions. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term “person” shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. Binding Contract. Borrower by executions of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. Advances. Bank may, in its sole discretion, make other advances which shall be deemed to be advances under this Note, even though the stated principal amount of this Note may be exceeded as a result thereof. Joint and Several Obligations. Each entity who signs this Note as a Borrower is jointly and severally obligated. Fees and Taxes. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

JOINT AND SEVERAL LIABILITY. (a) As used in this Section, the term “Borrower” shall mean Bluegreen Corporation, a Massachusetts corporation, Bluegreen Resorts Management, Inc., a Delaware corporation, Bluegreen Vacations Unlimited, Inc., a Florida corporation, Bluegreen Holding Corporation (Texas), a Delaware corporation, Bluegreen Southwest One, L.P., a Delaware limited partnership, Bluegreen Asset Management Corporation, a Delaware corporation, Bluegreen Carolina Lands, LLC, a Delaware limited liability company, Bluegreen Corporation of Tennessee, a Delaware corporation, Bluegreen Corporation of the Rockies, a Delaware corporation, Bluegreen Properties of Virginia, Inc., a Delaware corporation, Bluegreen Resorts International, Inc., a Delaware corporation, Carolina National Golf Club, Inc., a North Carolina corporation. Leisure Capital Corporation, a Vermont corporation, Bluegreen West Corporation, a Delaware corporation, Bluegreen Golf Clubs, Inc., a Delaware corporation, Bluegreen Interiors, LLC, a Delaware limited liability company, Bluegreen Southwest Land, Inc., a Delaware corporation, New England Advertising Corporation, a Vermont corporation, Bluegreen Guaranty Corporation, a Florida corporation, Jordan Lake Preserve Corporation, a North Carolina corporation, Leisure Communication Network, Inc., a Delaware corporation, Managed Assets Corporation, a Delaware corporation, travelheads, inc., a Florida corporation, Encore Rewards, Inc., a Delaware corporation, Leisurepath, Inc., a Florida corporation, BXG Realty, Inc., a Delaware corporation, Texas Homesite Realty, Inc., a Texas corporation f/k/a Mystic Shores Realty, Inc., Brickshire Realty, Inc., a Virginia corporation, Catawba Falls, LLC, a North Carolina limited liability company, Preserve at Jordan Lake Realty, Inc., a North Carolina corporation, Bluegreen Purchasing & Design, Inc., a Florida corporation, Great Vacation Destinations, Inc., a Florida corporation, Lake Ridge Realty, Inc., a Texas corporation, Bluegreen Communities of Texas, L.P., a Delaware limited partnership, Pinnacle Vacations, Inc., a Delaware corporation, Bluegreen Communities of Georgia, LLC, a Georgia limited liability company, Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation, BXG Realty Tenn, Inc., a Tennessee corporation, Bentwater Lakes Realty, Inc., a Texas corporation f/k/a Mountain Lakes Realty, Inc., Bluegreen Nevada, LLC, a Delaware limited liability company, Family Fun Company, LLC, a Delaware limited liability company, BXG Mineral Holdings, LLC, a Delaware limited liability company,

Texas Hill Country Realty, Inc., a Texas corporation, BXG Construction, LLC, a Delaware limited liability company, Bluegreen Communities of Houston – I, LLC, a Delaware limited liability company, BXG Acquisition Corp., a Delaware corporation, and the term “Borrowers” shall mean any two or more of such Borrowers, collectively.

          (b)          Each Borrower agrees that it is jointly and severally liable to Bank for the payment of all obligations arising under this Note, and that such liability is independent of the obligations of the other Borrowers. Bank may bring an action against any Borrower, whether an action is brought against the other Borrowers.

          (c)          Each Borrower agrees that any release which may be given by Bank to the other Borrowers or any guarantor will not release such Borrower from its obligations under this Note.

          (d)          Each Borrower waives any right to assert against Bank any defense, setoff, counterclaim, or claim which such Borrower may have against the other Borrowers or any other party liable to Bank for the obligations of the Borrowers under this Note.

          (e)          Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of the other Borrowers and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require Bank to disclose to such Borrower any information which Bank may now or hereafter acquire concerning the financial condition of the other Borrowers.

          (f)          Each Borrower waives all rights to notices of default or nonperformance by any other Borrower under this Note. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by any other Borrower.

          (g)          Borrowers represent and warrant to Bank that each will derive benefit, directly and indirectly, from the collective administration and availability of the Loan under this Note. Borrowers agree that Bank will not be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of this Note.

          (h)          Until all obligations of Borrowers to Bank under this Note have been paid in full, each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, which such Borrower may now or hereafter have against any other Borrower with respect to the indebtedness incurred under this Note. Each Borrower waives any right to enforce any remedy which Bank now has or may hereafter have against any other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWERBY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS NOTE. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS NOTE.

[EXECUTIONS AND ACKNOWLEDGMENTS ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, Borrower, jointly and severally, has caused this Note to be executed under seal on July 30, 2009.

Bluegreen Corporation, a Massachusetts corporation

By:

Anthony M. Puleo, Senior Vice President,
Chief Financial Officer and Treasurer
Taxpayer Identification Number: 03-0300793

Bluegreen Resorts Management, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0520217

Bluegreen Vacations Unlimited, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0433722

Bluegreen Holding Corporation (Texas), a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0796382

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Southwest One, L.P., a Delaware limited partnership

By:	Bluegreen Southwest Land, Inc., a Delaware corporation, Its General Partner

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0914561

Bluegreen Asset Management Corporation, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0325365

Bluegreen Carolina Lands, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0941345

Bluegreen Corporation of Tennessee, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0316460

Bluegreen Corporation of the Rockies, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0349373

Bluegreen Properties of Virginia, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 52-1752664

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Resorts International, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0803615

Carolina National Golf Club, Inc., a North Carolina corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 62-1667685

Leisure Capital Corporation, a Vermont corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0327285

Bluegreen West Corporation, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 59-3300205

Bluegreen Golf Clubs, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0912659

Bluegreen Interiors, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0929952

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Southwest Land, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0910609

New England Advertising Corporation, a Vermont corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0295158

Bluegreen Guaranty Corporation, a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0341038

Jordan Lake Preserve Corporation, a North Carolina corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1038536

Leisure Communication Network, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1049209

Managed Assets Corporation, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1079961

travelheads, inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1129982

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Encore Rewards, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1138973

Leisurepath, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0407452

BXG Realty, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 04-3693479

Texas Homesite Realty, a Texas corporation f/k/a Mystic Shores Realty, Inc., a Texas corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 04-3678944

Brickshire Realty, Inc., a Virginia corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 01-0706966

Catawba Falls, LLC, a North Carolina limited liability company

By:

Anthony M. Puleo, Manager
Taxpayer Identification Number: 03-0466014

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Preserve at Jordan Lake Realty, Inc., a North Carolina corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 06-1638828

Bluegreen Purchasing & Design, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 54-2064090

Great Vacation Destinations, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 51-0420655

Lake Ridge Realty, Inc., a Texas corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 55-0794661

Bluegreen Communities of Texas, L.P., a Delaware limited partnership

By: Bluegreen Southwest Land, Inc., a Delaware corporation, its General Partner

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-3600096

Pinnacle Vacations, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-3704976

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Bluegreen Communities of Georgia, LLC, a Georgia limited liability company

By:

Anthony M. Puleo, Manager
Taxpayer Identification Number: 51-0446159

Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 51-0446176

BXG Realty Tenn, Inc., a Tennessee corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 62-1697300

Bentwater Realty, Inc., a Texas corporation f/k/a
Mountain Lakes Realty, Inc.

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 55-0794661

Bluegreen Nevada, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-8208202

Family Fun Company, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-3326331

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BXG Mineral Holdings, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-5935329

Texas Hill Country Realty, Inc., a Texas corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-8879252

BXG Construction, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 26-0316058

Bluegreen Communities of Houston – I, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 26-0589691

BXG Acquisition Corp., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: _____________

[ACKNOWLEDGMENTS APPEAR ON FOLLOWING PAGE]

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this ___ day of July, 2009, by Anthony M. Puleo, as Senior Vice President, Chief Financial Officer and Treasurer of Bluegreen Corporation, a Massachusetts corporation, on behalf of the corporation. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

__________________________________________
Print or Stamp Name: _________________________
Notary Public, State of Florida at Large
Commission No.: ____________________________

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this ___ day of July, 2009, by Anthony M. Puleo, as Vice President and Treasurer of Bluegreen Southwest Land, Inc., a Delaware corporation, the sole general partner of Bluegreen Communities of Texas, L.P., a Delaware limited partnership, on behalf of the corporation and as an act of the partnership. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: _________________________
Notary Public, State of Florida at Large
Commission No.: ____________________________

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this ___ day of July, 2009, by Anthony M. Puleo, as Vice President and Treasurer of Bluegreen Southwest Land, Inc., a Delaware corporation, the sole general partner of Bluegreen Southwest One, L.P., a Delaware limited partnership, on behalf of the corporation and as an act of the partnership. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: _________________________
Notary Public, State of Florida at Large
Commission No.: ____________________________

[CONTINUES ON FOLLOWING PAGE]

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this ___ day of July, 2009, by Anthony M. Puleo, as Vice President, Treasurer and/or Manager of the following entities: Bluegreen Resorts Management, Inc., a Delaware corporation; Bluegreen Vacations Unlimited, Inc., a Florida corporation; Bluegreen Holding Corporation (Texas), a Delaware corporation; Bluegreen Asset Management Corporation, a Delaware corporation; Bluegreen Carolina Lands, LLC, a Delaware limited liability company; Bluegreen Corporation of Tennessee, a Delaware corporation; Bluegreen Corporation of the Rockies, a Delaware corporation; Bluegreen Properties of Virginia, Inc., a Delaware corporation; Bluegreen Resorts International, Inc., a Delaware corporation; Carolina National Golf Club, Inc., a North Carolina corporation; Leisure Capital Corporation, a Vermont corporation; Bluegreen West Corporation, a Delaware corporation; Bluegreen Golf Clubs, Inc., a Delaware corporation; Bluegreen Interiors, LLC, a Delaware limited liability company; Bluegreen Southwest Land, Inc., a Delaware corporation; New England Advertising Corporation, a Vermont corporation; Bluegreen Guaranty Corporation, a Florida corporation; Jordan Lake Preserve Corporation, a North Carolina corporation; Leisure Communication Network, Inc., a Delaware corporation; Managed Assets Corporation, a Delaware corporation; travelheads, inc., a Florida corporation; Encore Rewards, Inc., a Delaware corporation; Leisurepath, Inc., a Florida corporation; BXG Realty, Inc., a Delaware corporation; Texas Homesite Realty, Inc., a Texas corporation f/k/a Mystic Shores Realty, Inc.; Brickshire Realty, Inc., a Virginia corporation; Catawba Falls, LLC, a North Carolina limited liability company; Preserve at Jordan Lake Realty, Inc., a North Carolina corporation; Bluegreen Purchasing & Design, Inc., a Florida corporation; Great Vacation Destinations, Inc., a Florida corporation; Lake Ridge Realty, Inc., a Texas corporation; Pinnacle Vacations, Inc., a Delaware corporation; Bluegreen Communities of Georgia, LLC, a Georgia limited liability company; Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation; BXG Realty Tenn, Inc., a Tennessee corporation; Bentwater Realty, Inc., a Texas corporation; Bluegreen Nevada, LLC, a Delaware limited liability company, Family Fun Company, LLC, a Delaware limited liability company; BXG Mineral Holdings, LLC, a Delaware limited liability company, Texas Hill Country Realty, Inc., a Texas Corporation; BXG Construction, LLC, a Delaware limited liability company; Bluegreen Communities of Houston – I, LLC, a Delaware limited liability company; BXG Acquisition Corp., a Delaware corporation, on behalf of each such entity. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

__________________________________________
Print or Stamp Name: _________________________
Notary Public, State of Florida at Large
Commission No.: ____________________________